UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

Date of Report (date of earliest event reported): May 17, 2010

JIANGBO PHARMACEUTICALS, INC.
(Exact name of registrant as specified in charter)

Florida
(State or other jurisdiction of incorporation)

333-86347	65-1130026
(Commission File Number)	(IRS Employer Identification No.)

Middle Section, Longmao Street, Area A, Laiyang Waixiangxing Industrial Park
Laiyang City, Yantai, Shandong Province, People’s Republic of China 265200

(Address of principal executive offices and zip code)

(0086)535-7282997

(Registrant's telephone number including area code)

GENESIS PHARMACEUTICALS ENTERPRISES, INC.

 (Registrant's former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On May 17, 2010, Jiangbo Pharmaceuticals, Inc. (the “Company”) issued a press release and hosted a conference call during which the Company’s operating results for the third quarter of 2010 ended March 31, 2010 was discussed. A copy of the press release is attached hereto as Exhibit 99.1.

Item 8.01	Other Event.

On May 17, 2010, the Company held presentations at the CCG China Rising Investment Conference and Brean Murray, Carret & Co. 2010 Life Sciences Summit in New York. A copy of the presentation is attached hereto as Exhibit 99.2.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release dated May 17, 2010.

99.2	Investor Presentation dated May 17, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JIANGBO PHARMACEUTICALS, INC.

By:	/s/ Elsa Sung	_
Name:	Elsa Sung
Title:	Chief Financial Officer

Dated: May 20, 2010